Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

Supplement dated February 18, 2009, to the Prospectus dated May 1, 2008,

as previously supplemented on January 28, 2009, October 10, 2008 and December 5, 2008.

At its February 11, 2009, meeting, the Wells Fargo Variable Trust Board of Trustees (“Board”) unanimously approved the replacement of New Star Institutional Managers Limited (“New Star”), the sole investment sub-adviser for the VT International Core Fund with Evergreen Investment Management Company, LLC (“Evergreen Investments”), a registered investment adviser.

Effective on or about March 2, 2009, Evergreen Investments will assume day-to-day investment management responsibilities for the Fund. Wells Fargo Funds Management, LLC will continue as the Fund’s investment adviser and will pay Evergreen Investments from the fees it receives from the Fund.

No shareholder action is necessary at this time. The Board has called a special contract holder meeting of the Fund's contract holders that is expected to be held in the thirdquarter of 2009. At the special contract holder meeting, contract holders will be asked to consider and vote on a proposal to approve an investment sub-advisory agreement with Evergreen Investments. In the second quarter of 2009, proxy materials are expected to be mailed to contract holders of record as of a date yet to be determined. The proxy materials will confirm the date, time and location of the special contract holder meeting. Contract holders who purchase shares after the determined record date will not be entitled to vote on the sub-advisory agreement, but may request a copy of the proxy materials.

In connection with the Board’s approval of Evergreen Investments, the Board also approved revising the principal investment strategies of the Fund. The Fund’s investment objective, principal investments and non-fundamental and fundamental investment policies remain the same. In that regard, effective upon Evergreen Investments assuming day-to-day investment management responsibilities for the Fund, the first paragraph of the VT International Core Fund’s Principal Investment Strategies section is replaced with the following:

We use bottom-up stock selection, based on in-depth fundamental research as the cornerstone of our investment process. During each stage of the process, we also consider the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights are the residual of our stock-selection decisions. Our investment process seeks both growth and value opportunities. For growth investments, we target companies that we believe have strong business franchises, experienced and proven management, and accelerating cash flow growth rates. For value investments, we target companies that we believe are undervalued in the marketplace compared to their intrinsic value. Additionally, we seek to identify catalysts that will unlock value, which will then be recognized by the market. We may purchase securities across all market capitalizations. We conduct ongoing review, research, and analysis of our portfolio holdings. We may sell a stock if it achieves our investment objective for the position, if a stock’s fundamentals or price change significantly, if we change our view of a country or sector, or if the stock no longer fits within the risk characteristics of our portfolio.

In addition, effective upon Evergreen Investments assuming day-to-day investment management responsibilities for the Fund, for the VT International Core Fund, the following risks are added to the section entitled “Principal Risk Factors”:

•	Growth Style Investment Risk
•	Value Style Investment Risk

These risks are described in the “Description of Principal Investment Risks” section of the above-referenced in the VT International Core Fund’s prospectus.

Effective upon Evergreen Investments assuming day-to-day investment management responsibilities for the Fund, in the section of the Prospectuses entitled “The Sub-Advisers and Portfolio Managers,” the description of New Star and its portfolio managers is replaced with the following:

Evergreen Investment Management Company, LLC (“Evergreen Investments”), an affiliate of Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA, 02116-5034, sub-advises the VT International Core Fund. In this capacity, Evergreen Investments is responsible for the day-to-day investment management of the VT International Core Fund. Evergreen Investments is a registered investment adviser that has been managing mutual funds and private investment accounts since 1932. Evergreen Investments also acts as the investment adviser for the Evergreen Funds and supervises its daily business affairs.

Francis Claró, CFA

Mr. Claró is responsible for managing the VT International Core Fund, which he has managed since 2009. Mr. Claró is a managing director, senior portfolio manager and head of Evergreen’s International Developed Markets Equity team, where he manages the international developed market equity strategies. He has been with Evergreen Investments or one of its predecessor firms since 1994, and was co-portfolio manager of the Evergreen Latin America Fund and the Evergreen Emerging Markets Growth Fund from 1997 to 1999, co-portfolio manager of Evergreen Global Opportunities Fund from 1999 to the present, and portfolio manager of the Evergreen International Equity Fund since 2007. Education: B.S., Business, ESADE, Barcelona, Spain; M.S., Economics, London School of Economics; M.B.A., Harvard Business School.

IER029/P301SP

Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

Supplement dated February 18, 2009, to the Statement of Additional Information dated May 1, 2008,

as previously supplemented January 16, 2009, December 29, 2008, December 1, 2008,

November 1, 2008, October 1, 2008, and August 1, 2008.

This supplement contains important information about the above referenced Fund.

At its February 11, 2009, meeting, the Wells Fargo Variable Trust Board of Trustees (“Board”) unanimously approved the replacement of New Star Institutional Managers Limited (“New Star”), the sole investment sub-adviser for the VT International Core Fund, with Evergreen Investment Management Company, LLC (“Evergreen Investments”), a registered investment adviser.

Effective on or about March 2, 2009, Evergreen Investments will assume day-to-day investment management responsibilities for the Fund. Wells Fargo Funds Management, LLC (“Funds Management”) will continue as the Fund’s investment adviser and will pay Evergreen Investments from the fees it receives from the Fund. For providing sub-advisory services to the Fund, Evergreen Investments will receive the same sub-advisory fees currently paid to New Star, until such time as the contract holders of the Fund are asked to approve an investment sub-advisory agreement with Evergreen Investments in the thirdquarter of 2009. Upon contract holder approval, Evergreen Investments would receive the following annual fees based on the Fund’s average daily net assets: 0.45% for the first $200 million and 0.40% for assets over $200 million.

Effective upon Evergreen Investments assuming day-to-day investment management activities for the Fund, references to New Star in the section of the SAI entitled “Investment Sub-Adviser ” are replaced with references to Evergreen Investments. In addition, references to New Star and its three portfolio managers (Mark Beale, Brian Coffey and Richard Lewis) in the section of the SAI entitled “Fund Managers” beginning on page 33 are replaced by references to Evergreen Investments and Francis Claró, CFA, as a portfolio manager for the Fund. Specifically, the following information is included in the SAI and is as of December 31, 2008.

Management of Other Accounts:

The following tables indicate the type of, number of, and total assets in accounts managed by the portfolio manager, not including the Funds. The accounts described include accounts that the portfolio manager manages in a professional capacity as well as accounts that the portfolio manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Adviser and Fund Manager	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Evergreen Investments
Francis Claró, CFA	7	$2.1B	1	$41.9M	8	$219.7M

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Adviser and Fund Manager	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Evergreen Investments
Francis Claró, CFA	0	$0	1	$41.9M	0	$0

Material Conflicts of Interest

Evergreen Investments Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of Evergreen Investments require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund's adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Evergreen Investments does not receive a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund, and it also receives performance fees in connection with its management of certain privately offered pooled investment vehicles. Evergreen Investments and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of Evergreen Investments, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging Evergreen Investments or a sub-adviser). The structure of a portfolio manager's or an investment adviser's compensation may create an incentive for the manager or adviser to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

In general, Evergreen Investments has policies and procedures to address the various potential conflicts of interest described above. Each adviser has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each adviser has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation

Evergreen Investments. Wells Fargo Company ("Wells Fargo") acquired Wachovia Corporation, the parent company of Evergreen Investments, on December 31, 2008. It is anticipated that Evergreen Investments’ portfolio manager compensation structure will, for 2009, include a competitive fixed base salary plus variable incentives using investment management compensation surveys as confirmation that compensation is appropriate. Incentive bonuses will be typically tied to pre-tax relative investment performance of all accounts under a portfolio manager's management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. The benchmark(s) against which the performance of a Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" section of the Fund's Prospectus.

In addition to being compensated with an annual salary as described above, for calendar year 2009, Mr. Claró will also receive predetermined minimum bonus (consisting of cash and stock awards) provided he remains an active employee in good standing as of the time such awards are to be made. This bonus can be adjusted upward based upon on performance and subjective evaluation amidst overall business results. He also receives a portion of all management fees and performance fees charged to privately offered Evergreen funds for which he serves as portfolio manager.

Beneficial Ownership in the Funds

Francis Claró does not have any beneficial equity ownership in the Fund.